UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2021

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7244 Carrizo Drive

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  858-228-7142

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share, $0.0001 par value, and one right	MBTCU	The NASDAQ Stock Market LLC

Ordinary Shares included as part of the units	MBTC	The NASDAQ Stock Market LLC

Rights included as part of the units	MBTCR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Nocturne Acquisition Corporation (the “Company”), on April 5, 2021, the Company consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,500,000 additional Units to cover over allotments, if any. On April 14, 2021, the Underwriters exercised the over-allotment option in full and purchased an additional 1,500,000 Units (the “Over-Allotment Units”), generating gross proceeds of $15,000,000. In connection with the sale of the Over-Allotment Units, the Underwriters agreed to waive the underwriting commission equal to 2% of gross proceeds.

As previously reported on a Current Report on Form 8-K of the Company, on April 5, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 450,000 Units (the “Private Placement Units”) to Nocturne Sponsor, LLC (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,500,000. On April 14, 2021, simultaneously with the sale of the Over-Allotment Units and in connection with the underwriters’ waiver of the underwriting commission described above, the Company consummated a private sale of an additional 15,000 Private Placement Units to the Sponsor, generating gross proceeds of $150,000.

A total of $116,150,000 of the net proceeds from the sale of the Units, the Over-Allotment Units and the Private Placement Units was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public shareholders. An audited balance sheet as of April 5, 2021 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Units on April 5, 2021, but not the proceeds from the sale of the Over-Allotment Units nor the sale of the Private Placement Units on April 14, 2021, had been prepared by the Company and previously filed on a Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

	By:	/s/ Henry Monzon
		Name:	Henry Monzon
		Title:	Chief Executive Officer

Dated: April 15, 2021

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